Exhibit 10.2



THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF ROBOTIC VISION SYSTEMS, INC. (THE "COMPANY") THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR EXEMPTION THEREFROM, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.


                          ROBOTIC VISION SYSTEMS, INC.


                  Common Stock Warrant Expiring August 19, 2004

     Robotic Vision Systems, Inc., a Delaware corporation (the "COMPANY"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SF CAPITAL PARTNERS LTD. (the "PURCHASER") or its permitted assigns under the terms of this warrant (the Purchaser or such permitted assigns at the time being the registered holder or holders hereof being hereinafter referred to as "HOLDER") is entitled, subject to the terms set forth below, to acquire from the Company, at an exercise price of $3.10 per share (the "EXERCISE PRICE"), at any time or from time to time beginning six months after the date hereof and prior to 5:00 P.M., New York City time, on August 19, 2004 (the "EXPIRATION DATE"), good and valid title to Six Hundred Forty-five Thousand One Hundred Sixty-One (645,161) duly authorized fully paid and non-assessable shares of the Company's common stock, par value $0.01 per share (the "COMMON STOCK," such shares of Common Stock, in each case as the number of such shares may be adjusted from time to time pursuant to
Section 2.4 and the provisions of the Company's Certificate of Incorporation, are herein referred to as the "WARRANT SHARES"), which are (i) free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind (each a "LIEN") created by or in respect of the Company and (ii) not subject to preemptive rights.

     This Warrant has been issued pursuant to, and in accordance with the terms of, that certain Subscription Agreement, dated as of February 20, 2004, by and between the Company and the Purchaser (the "SUBSCRIPTION AGREEMENT").

     Certain capitalized terms not otherwise defined herein shall have the meanings set forth in Section 4 hereof.

Section 1. EXERCISE OF WARRANT.

     1.1. EXERCISE. Subject to Section 10, this Warrant may be converted or exercised by Holder, in whole or in part (provided, however, that any partial exercise shall be for not less than 100,000 shares), at any time and from time to time the date hereof and prior to 5:00 p.m. New York City time on the Expiration Date by surrender of this Warrant, together with the form of notice of exercise (in the form attached hereto as EXHIBIT A) duly completed and executed by Holder, to the Company at its principal office and accompanied by payment in full, in cash or by check payable to the order of the Company, in the amount of the aggregate Exercise Price for the Warrant Shares covered by such exercise. In the event this Warrant is not exercised in full, the Warrant Shares shall be reduced by the number of Warrant Shares subject to such partial exercise, and the Company, at its expense, shall forthwith issue and deliver to Holder a new Warrant of like tenor in the name of Holder, reflecting the number of Warrant Shares remaining after such exercise.

     1.2. DELIVERY OF STOCK CERTIFICATES. Promptly upon exercise of this Warrant in whole or in part, the Company will issue and deliver to Holder a certificate or certificates, in such name or names as such Holder may designate, for the number of fully paid and non-assessable shares of Common Stock to which Holder shall be entitled on such exercise. The Warrant Shares issuable upon exercise of this Warrant shall be affixed with the legend specified in Section 1.5 of the Subscription Agreement. Such legend shall also be subject to removal in accordance with Section 3.2 of the Subscription Agreement.

     1.3. FRACTIONAL SHARES. This Warrant may not be exercised as to fractional shares of Common Stock. If any fraction of a share of Common Stock would be issuable, except for the provisions of this Section 1.3, on the exercise of the Warrant in full or in part, the Company shall pay a cash adjustment in respect of such fractional interest equal to the product of (x) such fractional interest and (y) the then fair market value of a share of Common Stock as determined by the Board of Directors of the Company.

Section 2. CERTAIN OBLIGATIONS OF THE COMPANY.

     2.1. RESERVATION OF STOCK. The Company covenants that it will at all times reserve and keep available, free from preemptive rights and antidilution adjustments upon issuance, solely for the purpose of effecting the exercise of this Warrant, a number of shares of Common Stock equal to the total number of Warrant Shares then issuable upon the exercise of this Warrant. The Company will from time to time, in accordance with the laws of its state of incorporation, take action to increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock authorized but remaining unissued and unreserved for other purposes shall be insufficient to permit the exercise of this Warrant.

     2.2. CORPORATE ACTIONS. The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant Agreement and the Company's Certificate of Incorporation, be fully paid and nonassessable, free from all taxes with respect to the issuance thereof (other than income taxes, if any, related to ordinary income attributable to Holder) and from all Liens. The Company will not, by amendment of its Certificate of Incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. Without limiting the generality of the foregoing, the Company (a) will not permit the par value or the determined or stated value of any shares of Common Stock receivable upon the exercise of the Warrants to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of the Warrants from time to time outstanding, including, without limitation, amending its Certificate of Incorporation, and (c) will not take any action that results in an adjustment in the number of Warrant Shares obtainable upon the exercise of this Warrant if the total number of shares of Common Stock (or other securities) issuable after such action upon the exercise of this Warrant would exceed the total number of shares of Common Stock (or other securities) then authorized by the Company's Certificate of Incorporation and available for purpose of issuance upon such exercise.

     2.3. MAINTENANCE OF OFFICE. The Company will maintain an office, initially at 486 Amherst Street, Nashua, New Hampshire 03063, where presentations and demands to or upon the Company in respect of this Warrant may be made. The
Company will give notice in writing to Holder, at the address of Holder appearing on the books of the Company, of each change in the location of such office.

     2.4. ADJUSTMENT OF WARRANT SHARES PURCHASABLE.

          (a) The number of Warrant Shares that may be acquired upon the exercise or conversion of this Warrant and the Exercise Price of such shares are subject to adjustment from time to time upon the occurrence of any of the events enumerated in this Section 2.4 at any time or from time to time after the date hereof and prior to the Expiration Date.

          (b) If the Company shall, after the original date of issuance of this Warrant, (i) declare or pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide (by any share split, share dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, (iii) combine (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue any shares of capital stock by reclassification of its shares of Common Stock, the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such dividend or distribution or the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that Holder shall be entitled to receive the number of shares of Common Stock that such Holder would have owned or have been entitled to receive after the happening of any of the events described above as if this Warrant had been exercised immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this paragraph (b) shall become effective immediately after the opening of business on the business day next following the record date in the case of a dividend or distribution and shall become effective immediately after the opening of business on the business day next following the effective date in the case of a subdivision, combination or reclassification.

          (c) If the Company shall, after the original date of issuance of this Warrant, distribute to all holders of shares of Common Stock evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 2.4(b) hereof), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted by subtracting from such Exercise Price the then fair market value at such record date of the portion of such evidence of indebtedness, assets or securities so distributed (net of any consideration paid or payable in the case of rights or warrants) applicable to one outstanding share of Common Stock as determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "APPRAISER") mutually selected in good faith by the holders of a majority in interest of the Warrants then outstanding and the Company. Any determination made by the Appraiser shall be final and binding upon the Company and Holder. Notwithstanding the foregoing, no adjustment pursuant to this Section 2.4(c) shall reduce the Exercise Price to below $.01.

          (d) In the event that the provisions of this Section 2.4 fail as a result of an unintentional oversight to provide expressly for the adjustment of the Exercise Price or the number of Warrant Shares purchasable upon exercise of this Warrant under circumstances that, based upon the purposes and intentions expressed herein, would otherwise have been addressed, the Board of Directors of the Company shall, in good faith, cause an equitable adjustment to be made to the Exercise Price or the number of Warrant Shares purchasable upon exercise of the Warrant to correct such an oversight.

          (e) If the Company shall be a party to any transaction (including without limitation a merger, consolidation, statutory share exchange, self tender offer for all or substantially all of its Common Stock, sale of all or substantially all of the Company's assets or recapitalization of the shares of Common Stock and excluding any transaction as to which Section 2.4(b) applies) (each of the foregoing being referred to herein as a "TRANSACTION"), in each case as a result of which all or substantially all of the shares of Common Stock are converted into the right to receive shares, securities or other property (including cash or any combination thereof), this Warrant shall thereafter be exercisable into the kind and amount of shares, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of shares of Common Stock into which this Warrant was exercisable immediately prior to such Transaction, assuming such holder of Common Stock (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("CONSTITUENT PERSON"), or an affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of shares,  securities and other property  (including cash) receivable upon such Transaction (provided that if the kind or amount of shares, securities and other property (including cash) receivable upon such Transaction is not the same for each share of Common Stock held immediately prior to such Transaction by other than a Constituent Person or an affiliate thereof and in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purpose of this paragraph (e) the kind and amount of shares, securities and other property (including cash) receivable upon such Transaction by each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). The Company shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (e), and it shall not consent or agree to the occurrence of any Transaction until the Company has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of Holder that will contain provisions enabling Holder to exercise into the consideration received by holders of shares of Common Stock at the Exercise Price in effect immediately prior to such Transaction. The provisions of this paragraph (e) shall similarly apply to successive Transactions.

          (f) Notwithstanding any other provisions of this Section 2.4, the Company shall not be required to make any adjustment of the Exercise Price:
     (i) for the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts of cash in shares of Common Stock under such plan; or (ii) the issuance of options and the shares of Common Stock issued upon exercise of such options pursuant to an employee, consultant or director stock option program approved by the Board of Directors of the Company. All calculations under this Section 2.4 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest one-tenth of a share (with .05 of a share being rounded upward), as the case may be. Anything in this Section 2.4 to the contrary notwithstanding, the Company shall be entitled, to the extent permitted by law, to make such reductions in the Exercise Price, in addition to those required by this Section 2.4, as it in its discretion shall determine to be advisable in order that any share dividends, subdivision of shares, reclassification or combination of shares, distribution of rights or warrants to purchase shares or securities, or distribution of other assets (other than cash dividends) hereafter made by the Company to its stockholders shall not be taxable.

          (g) Whenever the Exercise Price is adjusted, as herein provided, Holder shall thereafter prior to the Expiration Date be entitled to purchase the number of Warrant Shares obtained by multiplying such Exercise Price by the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and by dividing the product by the Exercise Price resulting from such adjustment.

          (h) Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly cause to be prepared a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), the number of Warrant Shares purchasable upon the exercise of the Warrant and the Exercise Price of such Warrant Shares after such adjustment, and shall promptly cause copies of such certificate to be mailed (by first class and postage prepaid) to the Warrant Holder in accordance with Section 7.

     2.5. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of this Warrant or any certificates for Warrant Shares issuable upon the exercise of this Warrant in a name other than that of Holder. Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

Section 3. NOTICE OF CERTAIN EVENTS.

     If at any time:

          (a) the Company shall declare any dividend or distribution payable to the holders of its Common Stock or any other class of its capital stock;

          (b) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any rights to subscribe thereto;

          (c)  there  shall  be  any   recapitalization   of  the  Company,   or
     consolidation or merger of the Company with, or sale of all or substantially all of its assets or of any material asset to, another corporation or business organization or any other extraordinary event or any Transaction;

          (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company in a single transaction or a series of related transactions; or

          (e) the Company shall declare any share split, share dividend, subdivision, combination or similar distribution with respect to the shares of Common Stock, regardless of the effect of any such event on the outstanding number of shares of Common Stock;

(each such event, a "NOTIFICATION EVENT"), then, in any one or more of such cases, the Company shall give Holder written notice, by certified mail (or nationally recognized overnight courier), of the date on which a record shall be taken for such Notification Event or for determining stockholders entitled to vote upon such Notification Event or winding up and of the date, if determined, when any such transaction shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Notification Event, as the case may be. Such notice shall describe the proposed transaction in reasonable detail and specify the consideration to be received by Holder in respect thereto and/or any adjustment that would be made to the number of Warrant Shares obtainable upon the exercise of this Warrant as a result of such transaction. The Company shall also furnish to Holder all notices and materials furnished to its stockholders in connection with such transaction as and when such notices and materials are furnished to its stockholders. Such written notice shall be given not less than 10 days prior to the record date with respect thereto.

Section 4. DEFINITIONS.

     As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

     4.1. The term "Common Stock" includes the Company's Common Stock and any other securities or rights into which or for which the Common Stock is converted or exchanged, whether pursuant to a plan of reclassification, reorganization, consolidation, merger, sale of assets, dissolution, liquidation, or otherwise.

     4.2. The term "Person" shall mean an individual, corporation, partnership, limited liability company, association, trust, joint venture, unincorporated organization or any government, governmental department or agency or political subdivision thereof.

Section 5. REPLACEMENT OF WARRANTS.

     Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss,
theft  or  destruction,   upon  receipt  of  indemnity  or
security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, shall execute and deliver, in lieu of and in replacement of this Warrant, a Warrant identical in form to this Warrant.

Section 6. REMEDIES.

     The Company stipulates that the remedies at law of Holder in the event of any breach or threatened breach by the Company of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a breach of any of the terms hereof or otherwise. The Company hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law that may be asserted as a bar to the remedy of specific performance in any action brought against the Company for specific performance of this Warrant by Holder. Such remedies and all other remedies provided for in this Warrant shall, however, be cumulative and not exclusive and shall be in addition to any other remedies that may be available under this Warrant.

Section 7. NOTICES.

     Where this Warrant provides for notice of any event, such notice shall be given (unless otherwise herein expressly provided) in writing and either (i) delivered personally, (ii) sent by certified, registered or express mail, postage prepaid (iii) telexed or sent by facsimile transmission, and shall be deemed given when so delivered personally, telexed, sent by facsimile transmission (confirmed in writing) or mailed. Notices shall be addressed, if to Holder, to the address of Holder appearing in the registration books referred to in Section 8 or, if to the Company, to its office maintained pursuant to Section 2.3.

Section 8. SALE OF WARRANT OR SHARES.

     This Warrant shall be registered on the books of the Company, which shall be kept by it at its principal office for that purpose and shall be transferable only on said books by the registered Holder's duly authorized attorney upon surrender of this Warrant properly endorsed.

Section 9. NO DIVIDENDS OR VOTING RIGHTS.

     Unless and until exercised, no provision of this Warrant shall be construed as conferring upon Holder the right to receive dividends or to vote as a stockholder of the Company.

Section 10. SURVIVAL.

     The provisions of Section 6 shall survive the termination or expiration of this Warrant and shall continue to be effective with respect to Warrant Shares.

Section 11. MISCELLANEOUS.

     This Warrant shall be binding upon the Company and Holder and their legal representatives, successors and assigns. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant shall take effect as an instrument under seal.

Section 12. GOVERNING LAW.

     This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws provisions thereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as an instrument under seal by a duly authorized officer and attested by its Secretary or Assistant Secretary.


Dated as of February 20, 2004



                                            Robotic Vision Systems, Inc.



                                            By:  /s/ Pat V. Costa
                                                 -----------------------------
                                                 Name:  Pat V. Costa
                                                 Title: President and CEO

                                    EXHIBIT A


                           FORM OF NOTICE OF EXERCISE


                   (To be signed only on exercise of Warrant)


TO:
     --------------------------

     --------------------------

     --------------------------



     The  undersigned,  the holder of the  within  Warrant,  hereby  irrevocably
elects to exercise  this  Warrant  for,  and to receive  thereunder            *
                                                                     ----------
shares of Common Stock of Robotic  Vision  Systems,  Inc., and requests that the
certificates for such shares be issued in the name of                     ,  and
                                                      --------------------
delivered  to                                                 whose  address  is
               --------------------------------------------
                                                  .
--------------------------------------------------


Dated:
      -------------------------



                                      (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)


                                      ------------------------------------------

                                      (Address)


                                      ------------------------------------------

       *Insert here the number of shares of Common Stock as to which the
                          Warrant is being exercised.





                                      A-1